Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25N

FIFTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.    Customer desires to use and CSG hereby agrees to provide ACSR® with Offer Management ("OFM") and Product Configurator ("PC") and as a result agree to the following:

Customer and CSG agree to enter into an implementation SOW for the provision of the Services identified in this Amendment under CSG document no. 2301591 (the “****** ***”), which SOW may be terminated in accordance with its terms, and subject to Section 3 of this Amendment.

2.    The parties agree to further amend the Agreement as follows:

a)    In addition to the Technical Services Hours Credit set forth in Section 3.2 of the Agreement, at ** ********** ****** ** ********, CSG shall provide Customer *** ****** ***** of Technical Services for the ********* *** ** ********** ********** ************ to ******** and ** **** *** *** **** ** *** ******** ******* ** ******** and **, or that the ******** ***** ********* *** ******** and ** to be delivered ahead of the roadmap targeted dates (********* *********** ******).  Customer requests to use ******** and ** *********** ***** will be *********** by ********* and will be scheduled within CSG’s standard release schedule, including both ***’* ***** *** ***** *******.  CSG will follow its standard enhancement request processes to provide estimates for the requested development, and will allow the customer to cancel a requested project based upon the person hour estimate.

b)    Exhibit C-X, Additional Services Information, Section B. is deleted in its entirety and replaced with the following:

ACSR® with Offer Management (OFM).  The Offer Management system provides the ability to create and maintain marketing data which can be comprised of one or more products or bundled product structures.  Once created, offers can be filtered to specific customer segments using a variety of business rules that are defined in a generic, non-programmatic fashion.  Once filtered, offers can be delivered to ACSR with specific marketing language available for a given offer.  Once delivered, offers can be pitched to align with the Customer and its connected subscriber needs specific to the offer or products within the offer.  Once pitched, offers are presented within an interactive wizard where pricing and discounting choices are relayed by ACSR to the Customer and its connected subscribers.  Once presented, offers can be confirmed which allow the subscriber in the channel to accept the offer and attributes that have been selected.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The Offer Management system has the following business benefits compared to the current CSG ordering user interface.

Legacy (7-list Box)	Offer Management	Business Value
7-List Box	Offer Management

ACSR will present offers in new windows that provide additional marketing information and deliver offers in an intuitive fashion that reduces the need for the agent to remember all the required service codes.

Enhanced Campaigns	Interactive Sales Wizard	The interactive sales wizard (ISW) will walk the agent through the offer structure to ensure the proper up-sells are made to the customer.
Statement Presentation	Offer Statement Presentation	The offer construct is utilized for statement presentation allowing for better messaging based on state transitions of the offer

Product Configurator (PC).  The Product Configurator is a back office application that is used to define products, price plans and associated charges, and deliver those entities through a common grouping known as an Offer.  This application provides a robust definition layer to define the products that are sold and the decision points around those products.  In addition, the application takes that definition layer and groups them into marketable entities called Offers.  These offers contain business rules, inclusion/exclusion and logical decision points that are configured as part of the offer structure and extended to the user interface.  The pricing infrastructure is extracted into a relational layer where products and price relationships can be extended beyond the billing tables.

****** Warranty

CSG warrants the following until ninety days after completion of the ****** ***:

i.     ** and ******** will be scalable to meet Customer’s needs as it relates to Customer’s use of CSG’s Products and Services and Connected Subscribers as of the Effective Date and as provided by Customer’s architecture as of the Effective Date of this Amendment;

ii     ** and ******** are designed to permit Customer to manage, configure and customize their functionality, without an increase in additional Technical Services from what is currently necessary to maintain Customer’s business and use of CSG’s Products and Services as of the Effective Date of this Amendment.  In no circumstances shall the foregoing mean that Customer shall be relieved from paying for Passers, additional interfaces, any other CSG Products or Services or Technical Service Fees in the provision of ******** from CSG in accordance with business practices existing prior to implementation.

iii.   ** and ******** conform to the provided specifications and documentation provided as part of this Amendment as of the date of delivery of the specifications and documentation.

Order Management Services (ORMs) for Self-Care Channel: ORMs for Self-Care Channel is the programmatic order interface layer for applications integrating to PC.  ORMs for Self-Care Channel includes service enabled order capture for self-care channel order functions.  This programmatic interface layer includes order orchestration of self-care order workflow processes, including New Connect, Change of Service, Supplemental Order, and Job Re-schedule workflows, as well as order pre-validation, and order submission to CCS.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

c)   Schedule F, “Fees,” section titled, "CSG LICENSED PRODUCTS", Section IV, "ACP x Functionality ", shall be amended to provide the fees for Order Management Services (ORMs) for Self-Care Channel as follows:

Description of Item/Unit of Measure	Frequency	Fee
4.Order Management Services (ORMs) for Self-Care Channel (per Connected Subscriber)	*******	$******

d)   With respect to all Connected Subscribers that are migrated to ** and ******** under the ****** ***, CSG shall provide a monthly invoice credit to be applied against the ** and ******** Fees paid for the ***** ***** (*) ****** following such migration.

e)   Schedule H, Table E, ******* ***** *, shall be amended to add OFM to “ACP/ACSR Voice and become “ACP/ACSR Voice/OFM”.  The parties further agree that the Service Level remedies shall not be applicable until after OFM is used in production for ****** (**) ****.  Any violations of this ******* ***** * as applicable to ACP/ACSR Voice/OFM within the ****** (**) *** period shall not be used for the purpose of calculating remedies of this ******* ***** *.

f)   CSG agrees to provide a baseline for Customer’s ******* ******** **** (*****) for ******** ******* ******** as it should be after ** and ******** within ****** (**) **** of the ***** *********.  The ******** *** shall be based upon ********** *** ***** ** ************** of ** and ******** with ********** ********* as a result of ************** of ** and ********.  Upon the establishment of the ******** ***, CSG will *** ************ ********** ******* ** **** *** ***.  In addition, if upon establishment of the ******** *** CSG has ******** *** ************, Customer may request a ******* ********* within the ***** ****** (**) **** of the ***** ********* and ***** ***** *** ** and ******** and CSG shall ****** *** **** **** ***** *** ****** *** and shall be responsible for CSG’s cost and expense to ******* Connected Subscribers **** ** *** *** ****** in place immediately prior to the implementation of the ****** *** in accordance with Section 3. b) of this Amendment but in any event CSG shall not be responsible for Customer’s internal and third party expenses during any such migration.

f)   Within **** (*) ******** **** of the Effective Date of this Amendment, CSG will provide the following documentation:

•** and ******** – *** ****** **** Database Schema, Entity Relationship Diagram
• and associated metadata
•Published ORMs SOAP web services documentation
•** and ******** network topology diagrams
•Documentation for the ** and ******** and CCS data exchange interfaces

CSG established and manages CSG ORMs APIs via the following principles.  CSG will work to establish best practices as appropriate for CSG and all CSG customers for the identified principles.

•ORMs SOAP web services, APIs, or XML schema will be maintained based on the documented backward compatibility policy under which CSG will support the current and two most recent versions.  This backward compatibility policy will be updated as necessary and will be maintained on the CSG support extranet (my.csgsupport.com)

•Strict adherence to the Change and Release management protocol set forth in Exhibit H.7 must undertaken by both Parties to support evolution of these components
•Guaranteed support intervals must be provided
•ORMs SOAP web services, APIs, or XML schema must be fully documented and supported by CSG
•CSG is not supporting Customer’s application, but rather the published behavior of the open component
•Operating constraints must be disclosed if they are known.

Customer agrees that upon termination of the ** and ******** services any and all documentation shall be returned or destroyed as provided in this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.    Termination of ** and ********.

a)    Customer may terminate its use of the ** and ********, without cause, by giving written notice to CSG at any time within ****** (**) **** following the ***** *********, as contemplated in the ****** ***.  Customer may terminate its use of the ** and ********, for breach of any warranty provided in section 2. b) of this Amendment (******* *********), by giving written notice to CSG at any time within ****** (**) **** following the ***** ********* as identified in the ****** ***. Notwithstanding the foregoing, in case of breach of any ****** ******** within ** **** following the ***** *********, Customer may elect to cause CSG or its representative to correct the ** and ******** issue giving rise to such breach.  In the event Customer exercises such election, it may not terminate in accordance with this Section 3 unless such breach is not cured upon the earlier of (i) ** **** after Customer notifies CSG of such breach or (ii) ** **** after the ***** *********. After the ***** *********, Customer may terminate for breach of the warranty provided in section 2. b) i. only, by providing e-mail notice from a Vice President or above within Customer’s organization, to CSG at any time within *********** (**) ***** following the ***** ********* as identified in the ****** ***.  After such time, termination shall be as provided in the Agreement.  If Customer terminates the ** and ******** *** for breach of any ****** ********, within ****** (**) **** following the ***** ********* as provided herein, CSG will ****** *** **** **** ***** *** ****** *** or ******* ** ******* ****** *** *** **** ****** and will ******* ********* *********** ** ***** **** **** *** ******* **** ** *** *** ****** in place immediately prior to the implementation of the ****** *** in accordance with Section 3. b) below, but in any event CSG shall not be responsible for Customer’s internal and third party expenses during any such migration.  If Customer terminates its use of ** and ******** after the ***** ********* and within the *********** (**) **** period described above, for breach of the warranty provided in section 2. b) i., CSG will provide a ******** *********, but only for Customer’s Connected Subscribers in the ***** *********, and Customer agrees that CSG will be provided ******* (**) **** to cure the breach and re-perform the migration to ** and ******** at ***’* **** **** *** *******.  The parties further agree that in the event CSG fails to cure such breach of section 2 b) i., CSG may elect to re-perform the ******** *********, attempted cure, and re-migration *** *****, at ***’* **** **** *** *******, prior to Customer terminating its use of ** and ********.  If Customer then terminates its use of ** and ******** after CSG’s re-performance of the migration *** *****, or if CSG believes it is commercially unfeasible to do so, and re-performs a lesser number of times, the parties agree that it will be pursuant to a ******* ********* and apply to all Connected Subscribers and the ******* ********* shall be at ***** **** **** *** ******* and CSG shall ****** *** **** **** ***** *** ****** *** or ******* ** ******* ****** *** *** **** ******.  Otherwise, upon termination, Customer will compensate CSG for the ******* ********* or a ******** ********* on a Time and Materials basis.  Following the ******* *********, Sections 1, 2(a) through 2(g) and Section 8 of this Amendment will be null and void, and have no further effect.

b)    In the event Customer terminates its use of ** and ******** as contemplated in the ****** *** and this Amendment, the parties agree that Customer’s Connected Subscribers, will be ******** **** ** *** *** ****** as provided in this subsection.  Within *** ******* ****** (***) **** after termination, CSG will ******* ********’* ** *** ******** ****** **** ** *** *** ****** ** ***** *********** ***** ** *** ************** ** *** ****** *** (the ******** **********); provided that, in the event the ****** ********* has occurred, CSG agrees to provide the ******* ********* within *** ******* ****** (***) **** of termination.  In the event Customer wishes to terminates its use of ** and ******** within the ***** *********** (**) ***** of the ***** ********* as contemplated in the ******** *** as a result of a material impact to Customer’s ability to provide services to Connected Subscribers, it will provide written notice to CSG within *********** (**) ***** of completion of the ***** ********* and within *********** (**) ***** of such notice CSG will ******* ********’* ** *** ******** ****** **** ** *** *** ****** ** ***** *********** ***** ** *** ************** ** *** ****** *** (the ********* **********).

c)   The parties agree that the remedies provided in this section shall be Customer’s sole and exclusive remedy for a breach of the ****** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.    Deconversion of Charter Business Customers.

a)    Customer’s obligations to exclusively use CSG’s Products and Services do not apply to Customer’s commercial business customers.  Therefore, Customer may elect to de-convert its commercial business customers from CSG to other non-CSG platforms at any time, so long as the license fees and corresponding ****** Maintenance fees for the ACP Commercial Upgrade are paid in full as provided in the Second Amendment (CSG document no. 2300066).  In connection with any such deconversion, upon Customer’s request, CSG will provide the Customer Data on deconversion files as provided in the Agreement.  CSG agrees to pass through any cost and expense in providing such Customer Data, but in no event will the amount payable by Customer for such Customer Data exceed the fee for the provision of deconversion files set forth in Schedule F.  Nothing in this Section 4 is intended to supersede, limit or abrogate the parties’ respective rights and obligations under the Second Amendment to the Agreement

5.    Schedule F Fees, II. entitled Interfaces, Section C. entitled SmartLink BOS, under CSG SERVICES, shall be deleted in its entirety and replaced with the following:

A.	SmartLink BOS (Note 1)(Note 2)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation and Startup	*** *******	***** ***** ** $******** *** ****
2.Interface Development and Technical Services (Note 4)	*** *******	***** ***** ** $******** *** ****
3.Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 5)	*** *******	***** ***** ** $******** *** ****
4.Smartlink BOS transactions per **** ****: (Note 3) (Note 6)
▪Up to ******* TPPH	*******	******** ** ***
▪From ******* TPPH to ******* TPPH	*******	$***********
▪From ******* TPPH to ******* TPPH	*******	$***********
▪From ******* TPPH to ******* TPPH	*******	$***********
▪From ******* TPPH to ******* TPPH	*******	$***********
▪From ******* TPPH to ******* TPPH	*******	$***********
▪******* TPPH +	*******	*****

Note 1: CSG will only support the current release plus the ***** (*) ***** ******** of  SmartLink BOS at any given time, as such versions are defined by CSG in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SmartLink BOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: Customer hereby agrees to a cap on the number of Smartlink BOS requests of up to ******* per **** ****.  A “peak hour” is defined as the maximum request volume during any given **** ****** * *********** **** ***.  The number of SmartLink BOS requests that are ********* ** *** **** will be capped at ******* requests per **** ****.  If the number of requests exceeds ******* requests in a **** ****, Customer shall be charged in accordance with the volume tiers set forth above.

To facilitate that CSG has the proper operating environment in place to support Customer, Customer shall provide CSG with a written SmartLink BOS request ****** ******** prior to the ***** *** ** **** ******** ******* (the ****** *********).  Such forecast for each month shall be an ********* ****** *** * **** **** ** *** ***.

If Customer’s actual request volume for a **** **** in production exceeds the ***** ******** by more than **% (the ***** **** ****), CSG will notify Customer and work with Customer to (a) reduce the ******* ****** ** ***** *** **** **** *** or (b) avoid or alleviate any material impact on CSG’s shared environment (a or b, a “Resolution”). In the event the Parties are unable to achieve a Resolution, CSG will contact Customer’s SVP of IT to enable Customer to select the application(s) to turn off to achieve a Resolution.  Any failure of CSG to meet a ********* *** ******* ***** (*****) during a month in which ******** ******* ** **% *** ***** ********* of the ******** *** **** **** ******* tier associated with the SLBOS Forecast for the applicable ***** ***** **** *** ********** ****** *** forth in Schedule H.5 for such *** *** **** *****.

Note 3: SmartLink BOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s telephony API’s, or (iii) any Products or Services using SmartLink BOS.

Note 4: Interface Development and Technical Services.  Quote relates to interface development services and technical services requested by Customer in relation to the client side integration of Customer’s third party applications.

Note 5: Interface Certification Services for Non-Supported Third Party Applications.  Any interfaces, accomplished by Customer through any allowable and available micro level API, must be certified by CSG prior to the integration of such interfaces.  The standard interface

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

certification services shall be Quoted using a fixed ***** (**) *****, such services shall include up to *** (*) ************ and product management; also, such hours can be drawn from the ***** *** ***** of Technical Services referenced in Section 3.2 of the Agreement. The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  CSG will not unreasonably withhold certification of any interface.

Note 6: In the event that Customer ceases use of its ROVI Video on Demand application, the thresholds will be revised as follows:

•Up to ******* TPPH
•From ******* TPPH to ******* TPPH
•From ******* TPPH to ******* TPPH
•From ******* TPPH to ******* TPPH
•From ******* TPPH to ******* TPPH
•From ******* TPPH to ******* TPPH
•******* TPPH +

6.    Schedule F, “Fees,” section titled, "CSG LICENSED PRODUCTS", Section I, "Call Center, Installation and Other Associated Items", shall be amended to provide the fees for Custom DNIS AOI Solution  as follows:

Description of Item/Unit of Measure	Frequency	Fee
14.Custom DNIS AOI Solution
(a)Custom DNIS AOI Solution – Phase I	********	$*********
(b)Custom DNIS AOI Solution – Phase II (Note 7)	*** *******	***** ***** ** $****** *** ****
(c)Maintenance Services Custom DNIS AOI Solution (Note 8)	******	$*********

Note 7:  The ******** fee for this customization shall only cover Phase I, and the parties agree Phase II shall be pursuant to a subsequent mutually agreed upon Statement of Work.  Customer may use some of  its **** ** ***** ********* ******* ***** provided in Section 3.2 of the Agreement for the Phase II SOW of the Custom DNIS AOI Solution based upon the time and materials calculation.

Note 8: Up to ****** (**) ***** maintenance support, ********, effective with CSG's delivery of Phase I of the Custom DNIS AOI Solution, pursuant to that certain Statement of Work between the parties (CSG document no. 2306925).  Such support will apply to both Phase I and Phase II solutions  After such ****** (**) ***** ****** maintenance support, Customer shall be billed on a time and materials basis for any additional support.

7.    Customer and CSG agrees to amend the Agreement to add Customer Intelligence Offer Recommendation Service as follows and any provision of the service or use shall be pursuant to a Statement of Work or LOA for implementation:

a)    Schedule C, RECURRING SERVICES, shall be amended to add Customer Intelligence (“CI”) Offer Recommendation Services  as follows:

Customer Intelligence Offer Recommendation.  Includes the infrastructure and processes required to maintain and integrate the strategy and profitability indicators with ACSR® with Offer Management ("OFM") and PC.  In doing so, a customer service representative will be able to leverage the indicators to understand the value of a subscriber or customer and to know the appropriate engagement strategy that should be used with that subscriber or customer.  In addition, offer selection can be enhanced within ACSR® with OFM and PC by leveraging the indicators to deliver more targeted offer recommendation by using customer intelligence.

b)    Schedule F, “Fees”, section titled “CSG SERVICES”, Section I, “Processing”, shall be amended to provide the fees for Customer Intelligence (“CI”) Offer Recommendation Service  as follows:

Customer Intelligence Offer Recommendation Service

Description of Item/Unit of Measure	Frequency	Fee
1.Customer Intelligence Offer Recommendation Service
a)Processing Fee	*******	$*********
b)Installation Services (Note 1)	*** *******	$*********

Note 1: All installation services and associated fees shall be set forth in a mutually agreed upon Statement of Work.

8.    End to End Testing and Pricing End To End Test Environment

i.     No later than ****** (**) ******** **** after the Effective Date of this Amendment, CSG and Customer will enter into a Statement of Work (the “ETE SOW”) pursuant to which CSG will agree to provide an end-to-end

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

test environment (the “ETE Project”) with ******* ******** (******) ************ per **** for the Products and Services identified in the Charter End To End Test Environment Proposal, dated October 13, 2009, which shall include ** and ******** (“ETE Proposal”), as modified by this Section 8.  Services which are identified in the ETE Proposal (i.e. system refreshes), but are not included in the support fees stated below, shall be identified in the discovery and scoping phases of the ETE SOW and priced accordingly.  Any additional products/services added to this environment will be provided to Charter on a time and materials basis pursuant to a mutually agreed upon Statement of Work.

ii.     CSG will ***** *** *** ** **** for the ETE Project and CSG shall invoice Customer the support fee of $********* per ***** to support the test environment after the completion of the ****** ***, which support will include maintaining compatibility of such test environment with the current configuration of ** and ********, as such configuration is updated by CSG from time to time.  Customer agrees and acknowledges that the support fees provided in this subsection are for the initial set up of the ETE Project and ongoing operations, but shall not include ongoing services such as configuration and changes to the environment (other than configuration and changes required to maintain compatibility of the test environment as contemplated above), which shall be provided on a time and materials basis.  If Customer fails to use the ETE Project for any period of time in excess of *** ******* ****** (***) *********** ****, CSG may discontinue its use after providing to Customer ******* (**) **** ***** ******, which may be via e-mail and an opportunity to consider alternative solutions.

iii.    The ETE SOW will contain such other terms and conditions as the parties may mutually agree, acting reasonably and in good faith.

9.    CI Implementation.

i.    No later than ****** (**) ******** **** after the Effective Date of this Amendment, CSG and Customer will negotiate in good faith to enter into a Statement of Work for implementation of CI (“CI SOW”) as more particularly described in a Statement of Work (CSG document no. 2306731).  The parties agree that the CI SOW may contain such other terms and conditions as the parties may mutually agree, acting reasonably and in good faith.

ii.   Upon Customer’s use of CI in production for ***** (*) *********** ******, CSG shall provide a ******* ******* ****** of ** and ******** fees, for ***** (*) *********** ******, to be applied against the PC and ******** Fees paid by Customer.  Such ****** shall be applied after the ***** ********* has been completed as provided in the ** and ******** ***., but will not be available until the ****** (***) ***** of Customer ******* ** **** *** ** *** ********; provided, however, that if Customer is prevented from utilizing all or any portion of such ****** as a result of the termination of ** and ******** due to a breach of the ****** ******** provided in section 2. b) of this Amendment, CSG will ****** ** ******** *** ****** of (i) such ****** ****** or (ii) *** **** **** ** ******** *** ************ ******** and for ********** **** related to **.

Signature to Follow

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Ted Schrep	By: /s/ Michael J. Henderson
Title: EVP + CAO	Title: EVP Sales & Marketing
Name: Ted Schrep	Name: Michael J. Henderson
Date: 1/3/11	Date: 1/3/11